SUPPLEMENT TO THE FIDELITY SELECT PORTFOLIOS(registered trademark)
APRIL 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
EFFECTIVE JUNE 1, 1998, AMERICAN GOLD PORTFOLIO HAS CHANGED ITS NAME TO "GOLD PORTFOLIO." REFERENCES IN THE STATEMENT OF ADDITIONAL INFORMATION TO "AMERICAN GOLD PORTFOLIO" ARE EACH HEREBY REPLACED BY "GOLD PORTFOLIO" AND REFERENCES TO "AMERICAN GOLD" ARE EACH HEREBY REPLACED BY "GOLD."
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR FINANCIAL SERVICES PORTFOLIO, REGIONAL BANKS PORTFOLIO, AND HOME FINANCE PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
The funds may not:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR MONEY MARKET PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 5.
The fund may not:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF MONEY MARKET PORTFOLIO BEGINNING ON PAGE 5.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 6.
GOLD PORTFOLIO AND PRECIOUS METALS AND MINERALS PORTFOLIO. Gold Portfolio and Precious Metals and Minerals Portfolio each has the authority to invest a portion of its assets in precious metals, such as gold, platinum, palladium, and silver. No more than 50% of either fund's total assets may be invested in precious metals, including gold bullion or coins.
FMR does not currently intend that either fund will hold gold coins, but the Trustees reserve the right of the funds to do so in the future. Transactions in gold coins will be entered into only with prior approval by the Trustees, prior notice to current shareholders, and provided that disclosure regarding the nature of such investments is set forth in a subsequent prospectus that is part of the registration statement declared effective by the Securities and Exchange Commission (SEC). In addition, the ability of the funds to hold gold coins may be restricted by the securities laws and/or regulations of states where the funds' shares are qualified for sale. The funds may also consider investments in securities indexed to the price of gold or other precious metals as an alternative to direct investments in precious metals.
Gold Portfolio's and Precious Metals and Minerals Portfolio's gold-related investments will often contain securities of companies located in the Republic of South Africa, which is a principal producer of gold. Unsettled political and social conditions in South Africa and its neighboring countries, may from time to time pose certain risks to the funds' investments in South African issuers. These events could also have an impact on other fund holdings through their influence on the price of gold and related mining securities worldwide.
THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS FOR AMERICAN GOLD PORTFOLIO UNDER THE HEADING "FUND DESCRIPTIONS" BEGINNING ON PAGE 6.
GOLD PORTFOLIO: COMPANIES ENGAGED IN EXPLORATION, MINING, PROCESSING, OR DEALING IN GOLD, OR, TO A LESSER DEGREE, IN SILVER, PLATINUM, DIAMONDS, OR OTHER PRECIOUS METALS AND MINERALS. FMR also may invest in companies that manufacture and distribute precious metals and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities. Normally at least 80% of the fund's assets will be invested in securities of companies engaged in gold-related activities, and in gold bullion or coins. The fund also may invest in securities whose redemption value is indexed to the price of gold or other precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. FMR currently intends to treat such securities as investments in precious metals for the purposes of the fund's fundamental investment limitations, including the fund's 80% policy.
The prices of gold and other precious metal mining securities have been subject to substantial fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Because much of the world's gold reserves are located in South Africa, the social upheaval and related economic difficulties there may, from time to time, influence the price of gold and the share values of precious metals mining companies located elsewhere. Because companies involved in exploring, mining, process, or dealing in gold or other precious metals or minerals are frequently located outside of the United States, all or a significant portion of this fund may be invested in securities of foreign issuers. Investors should understand the special considerations and risks related to such an investment emphasis, and, accordingly, the potential effect on the fund's value.
THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 63.
FMR is manager of the stock funds (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems and Natural Resources) and the money market fund pursuant to management contracts dated June 1, 1998, which were approved by shareholders on May 13, 1998. FMR is manager of Cyclical Industries and Natural Resources pursuant to management contracts dated January 16, 1997, which were approved by FMR, then sole shareholder, on February 14, 1997. FMR is manager of Business Services and Outsourcing and Medical Equipment and Systems pursuant to management contracts dated December 18, 1997, which were approved by FMR, as the then sole shareholder, on January 21, 1998 for Business Services and Outsourcing and April 24, 1998 for Medical Equipment and Systems.
THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEES" IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 64 THROUGH PAGE 68.
MANAGEMENT FEES. For the services of FMR under the management contract, the money market fund pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.
For the money market fund, on January 1, 1996 and August 1, 1994, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase. The money market fund's current management contract reflects the revised group fee rate schedule below.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for the money market fund.
MONEY MARKET FUND
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200          125          .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedules shown above on the left. The schedules above on the right show the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $583 billion of group net assets - the approximate level for February 1998 - was 0.1357% for the money market fund and 0.2917% for the stock funds, which is the weighted average of the respective fee rates for each level of group net assets up to $583 billion.
The money market fund's individual fund fee rate is 0.03%.
One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
If the money market fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the money market fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the money market fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a money market fund gross yield of 9% or more. Gross income for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
For the services of FMR under the management contract, each stock fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the stock funds (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources), on January 1, 1996, August 1, 1994, November 1, 1993, and January 1, 1992, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase. Each stock fund's current management contract reflects the revised group fee rate schedule below.
The following is the fee schedule for the stock funds.
STOCK FUNDS
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets            Rate       Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850          125          .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $583 billion of group net assets - the approximate level for February 1998 - was 0.2917%, which is the weighted average of the respective fee rates for each level of group net assets up to $583 billion.
Each stock fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for February
1998, each stock fund's annual management fee rate would be calculated as follows:
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.2917%         +    0.30%                     =    0.5917%

One-twelfth of this annual management fee rate is applied to each stock fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
THE FOLLOWING INFORMATION REPLACES THE FOURTH, FIFTH, AND EIGHTH PARAGRAPHS FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 72.
On behalf of the stock funds, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the stock funds, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. On behalf of each stock fund for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
THE FOLLOWING INFORMATION UPDATES THE INFORMATION FOUND UNDER THE HEADING "TRUST ORGANIZATION" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 79.
On May 13, 1998, American Gold Portfolio was renamed "Gold Portfolio." On July 18, 1996, Consumer Products Portfolio was renamed "Consumer Industries Portfolio."
THE FOLLOWING SENTENCE REPLACES THE THIRD SENTENCE OF THE PARAGRAPH FOUND UNDER THE HEADING "SHAREHOLDER AND TRUSTEE LIABILITY" IN THE "DESCRIPTION OF TRUST" SECTION ON PAGE 80.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 80.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires the vote of a majority of the outstanding shares of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees may, however, recognize or terminate the trust or any fund without prior shareholder approval. If not so terminated or reorganized, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 28, 1998 PROSPECTUS
EFFECTIVE JUNE 1, 1998, AMERICAN GOLD PORTFOLIO HAS CHANGED ITS NAME TO "GOLD PORTFOLIO." References in the prospectus to "American Gold Portfolio" are each hereby replaced by "Gold Portfolio" and references to "American Gold" are each hereby replaced by "Gold."
The following information replaces the similar information found under the heading "The Funds at a Glance" found on page P-3:
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for the money market fund. Foreign affiliates of FMR may help choose investments for the stock funds.
The following information replaces the similar information found under the heading "FMR and Its Affiliates" found on page P-38:
The funds are managed by FMR, which handles their business affairs and chooses the stock funds' investments. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments for the stock funds. FIMM, located in Merrimack, New Hampshire has primary responsibility for providing investment management services for the money market fund.
Matthew Grech is manager of Electronics, which he has managed since June 1998. Mr. Grech joined Fidelity as an equity analyst, after receiving his MBA from the University of Chicago in 1996. Previously, he was a mutual fund accountant for Franklin/Templeton, in California, from 1993 to 1994.
Andrew Kaplan is manager of Developing Communications, which he has managed since April 1998. Previously, he managed another Fidelity fund. Mr. Kaplan joined Fidelity as an analyst in 1995. Previously, he was an analyst with T. Rowe Price in 1994, and an associate director of consulting for Edward S. Gordon Company, in New York City, from 1988 through 1993.
Rajiv Kaul is manager of Biotechnology, which he has managed since June 1998. Since joining Fidelity in 1996, Mr. Kaul has worked as a research associate and equity analyst. He received a bachelor of arts degree in government from Harvard University in 1995.
The following information replaces the similar information found under the heading "Investment Principles and Risks" beginning on page P-40:
Each stock fund seeks capital appreciation by concentrating its investments in the securities of companies in a particular industry or group of industries. Under normal conditions, each stock fund (except Natural Resources, Precious Metals and Minerals, and Gold) will invest at least 80% of its assets in securities of companies principally engaged in the business activities of its named industry or group of industries. Natural Resources normally invests at least 80% of its assets in securities of companies principally engaged in the business activities identified for the fund, precious metals, and instruments whose value is linked to the price of precious metals. Under normal conditions, Precious Metals and Minerals will invest at least 80% of its assets in (i) securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and (ii) precious metals. For this purpose, Precious Metals and Minerals treats investments in instruments whose value is linked to the price of precious metals as investments in precious metals. Normally, at least 80% of Gold's assets will be invested in securities of companies engaged in gold-related activities, and in gold bullion or coins. For this purpose, Gold treats investments in instruments whose value is linked to the price of gold as investments in gold bullion or coins. The stock funds will invest primarily in equity securities, although they may invest in other types of instruments as well.
A company is considered to be "principally engaged" in a designated business activity if (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the business activity; or
(ii) a third party has given the company an industry or sector classification consistent with the designated business activity. For Brokerage and Investment Management and Financial Services, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be "principally engaged" in the business activities identified for those funds. It is important to note that in many cases, the focus of one stock fund differs only slightly from another, so they may invest in many of the same securities.
GOLD PORTFOLIO invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. In addition to investments in those companies, the fund's focus includes investments in gold bullion or coins and securities indexed to the price of gold as well as, to a lesser degree, other precious metals in the form of bullion, coins, and securities indexed to the price of precious metals. The fund may also invest in companies that manufacture and distribute precious metals and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold-related activities.
The following information replaces the similar information found under the heading "Securities and Investment Practices" beginning on page P-48:
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each of Financial Services, Home Finance, and Regional Banks may not purchase more than 10% of the outstanding voting securities of a single issuer. Utilities Growth may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935. Each of Brokerage and Investment Management and Financial Services may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The stock funds (except Financial Services, Home Finance, and Regional Banks) are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each stock fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each of Financial Services, Home Finance, and Regional Banks, with respect to 75% of its total assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
The money market fund may not invest more than 5% of its total assets in any one issuer, except that it may invest up to 25% of its total assets in the highest-quality securities of a single issuer for up to three business days. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
With the exception of Business Services and Outsourcing, Cyclical Industries, Gold, Medical Equipment and Systems, Natural Resources, and Precious Metals and Minerals, each stock fund normally invests at least 80%, and in no event less than 25%, of its assets in securities of companies principally engaged in the business activities identified for that fund. Natural Resources normally invests at least 80% of its assets in securities of companies principally engaged in the business activities identified for the fund, precious metals, and instruments whose value is linked to the price of precious metals. Under normal conditions, Precious Metals and Minerals will invest at least 80% of its assets in (i) securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and (ii) precious metals. For this purpose, Precious Metals and Minerals treats investments in instruments whose value is linked to the price of precious metals as investments in precious metals. Normally, at least 80% of Gold's assets will be invested in securities of companies engaged in gold-related activities, and in gold bullion or coins. For this purpose, Gold treats invests in instruments whose value is linked to the price of gold as investments in gold bullion or coins. Each of Gold and Precious Metals and Minerals invests at least 25% of its assets in securities of companies principally engaged in the business activities identified for the fund. Each of Business Services and Outsourcing, Cyclical Industries, and Medical Equipment and Systems normally invests at least 80% of its assets in securities of companies principally engaged in the business activities identified for the fund. Each of Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources invests at least 25% of its total assets in securities of companies principally engaged in the business activities identified for the fund. At all times, 80% or more of the money market fund's assets will be invested in money market instruments.
The following information replaces the similar information found under the heading "Fundamental Investment Policies and Restrictions" beginning on page P-50:
1.FINANCIAL SERVICES PORTFOLIO invests primarily in companies that provide financial services to consumers and industry. With respect to 75% of total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. GOLD PORTFOLIO invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. HOME FINANCE PORTFOLIO invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans. With respect to 75% of total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
REGIONAL BANKS PORTFOLIO invests primarily in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. With respect to 75% of total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
MONEY MARKET PORTFOLIO seeks to provide high current income, consistent with preservation of capital and liquidity, by investing in a broad range of high quality money market instruments. The fund will invest more than 25% of its total assets in the financial services industry. The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 33% of its total assets.
EACH STOCK FUND seeks capital appreciation.
With the exception of Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources, each stock fund seeks to achieve its investment objective by investing primarily in equity securities, including common stocks and securities convertible into common stocks, and for Gold and Precious Metals and Minerals, in certain precious metals. Each stock fund (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources) invests at least 25% of its assets in securities of companies principally engaged in the business activities identified for that fund. Each of Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources invests at least 25% of its total assets in securities of companies principally engaged in the business activities identified for the fund.
For each stock fund (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources), FMR does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.
When FMR considers it appropriate for defensive purposes, each stock fund (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources) may temporarily invest substantially in investment-grade debt securities.
EACH STOCK FUND may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, for each fund, may not exceed 33% of total assets.
The following information replaces the similar information found under the heading "Management Fee" in the "Breakdown of Expenses" section on page P-53:
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East on behalf of each stock fund. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.